UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
SIGNATURE

Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (b) On May 22, 2006, Anne K. Bingaman, a member of the Board of Directors (the “Board”) of Lear Corporation (“Lear”), notified Lear of her resignation from the Board due to the heavy demands of her own business. The resignation will be effective on May 31, 2006.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: May 25, 2006	By:	/s/ Daniel A. Ninivaggi

	Name:	Daniel A. Ninivaggi
	Title:	Senior Vice President, Secretary and General Counsel

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